EXHIBIT 10.1


                          WAVETECH INTERNATIONAL, INC.

                                       and

                        TECH PACIFIC HOLDINGS PTY LIMITED

                                 ACN 002 956 096


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                                   PUT OPTION

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                                 KPMG Solicitors
                                 The KPMG Centre
                               45 Clarence Street
                                 Sydney NSW 2000

                               Tel (02) 9335 7000
                               Fax (02) 9335 7220


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                                   PUT OPTION

AGREEMENT made on 30 June 1998

PARTIES

1 WAVETECH INTERNATIONAL, INC. of 5210 E. Williams Circle. Suite 200, Tucson, Arizona, United States of America (Wavetech)

2 TECH PACIFIC HOLDINGS PTY LIMITED ACN 002 956 096 of Level 2, 166 Epping Road, Lane Cove New South Wales 2066 (Tech Pacific)

RECITALS

A    Wavetech   intends  to  subscribe  for  5000  shares  in  Switch   Holdings
     (Securities).

B Wavetech wishes to have an option to require Tech Pacific to purchase the Securities in accordance with the terms and conditions of this Agreement.

C Tech Pacific has agreed to grant to Wavetech a put option in accordance with the terms and conditions of this Agreement.

OPERATIVE PROVISIONS

1    DEFINITIONS AND INTERPRETATION

1.1  DEFINITIONS

     In this Agreement, unless the context requires otherwise:

     AGREEMENT means this put option agreement;

     COMPLETION means the completion of the sale and purchase of the Securities pursuant to an exercise by Wavetech of the option granted to it by this Agreement.

     PARTIES means the parties to this Agreement and PARTY means either of them;

     SECURITIES means all of the shares which will be held by Wavetech in Switch Holdings following its proposed subscription being 5,000 fully paid ordinary shares;

     SWITCH HOLDINGS means Switch Holdings Pty Limited ACN 082 987 835;

     SWITCH TELECOMMUNICATIONS means Switch Telecommunications Pty Limited ACN 073 878 716;


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     THIRD  PARTY  INTEREST  includes  any  security  interest,  option,  voting arrangement, easement, restrictive covenant, notation, interest under any agreement or trust, or any other, right, equity, entitlement or other third party interest of any nature; and

     WARRANTIES means the representations, warranties and covenants made by Wavetech under clause 4.1 of this Agreement and WARRANTY means any one of them.

1.2  INTERPRETATION

     In this Agreement, unless the context requires otherwise:

     (a)  words importing the singular include the plural and vice versa;

     (b)  references  to  paragraphs,   clauses,   recitals  and  annexures  are
          references to paragraphs and clauses of, recitals and Annexures to, this Agreement; and

     (c) headings are for convenience only and must be ignored in construing this Agreement.

2.   PUT OPTION

2.1  GRANT OF OPTION

     In consideration of the payment of US$100 and for other good and valuable consideration (receipt of which is hereby acknowledged), Tech Pacific hereby grants to Wavetech an irrevocable option for a period of one year from the date of this Agreement (Option Period) to require Tech Pacific to purchase all (but not part) of the Securities upon the following terms and conditions.

2.2  EXERCISE OF OPTION

     At any time during the Option Period Wavetech may by notice in writing to Tech Pacific require Tech Pacific to purchase, and Tech Pacific shall purchase, the Securities.

2.3  SALE OF SHARES BY SWITCH HOLDINGS IN SWITCH TELECOMMUNICATIONS

     The put option in clause 2.1 is exercisable only if, at the time of exercise, Switch Holdings has sold all shares held by it in Switch Telecommunications.

3.   OPTION PRICE

     (a) The price payable for the purchase of the Securities in accordance with a notice given under clause 2.2 of this Agreement shall be US$2,100,000.

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     (b)  Completion  of the sale and  purchase  of the  Securities  following a notice given under clause 2.2 of this Agreement shall occur within seven (7) business days of receipt of the said notice.

4    WARRANTIES BY WAVETECH

4.1  WARRANTIES

     At the time of the sale of the Securities in accordance with a notice given under clause 2.2 of this Agreement Wavetech shall warrant to Tech Pacific that:

     (a) the securities are owned absolutely by Wavetech free of all liens, charges, encumbrances and Third Party Interests;

     (b) upon acquisition of the Securities, Tech Pacific will acquire a valid and marketable title to the Securities;

     (c) all of the Securities are fully paid (both as to par and any premium); and

     (d) it has full right, power and authority to sell and transfer the Securities to Tech Pacific.

4.2  WARRANTIES INDEPENDENT

     Each warranty is separate and independent and save as expressly provided is not limited by reference to any other Warranty or provision of this Agreement.

5    MISCELLANEOUS

5.1  NOTICES

     Any notice in connection with Agreement may be given to a Party by delivering it or sending it through the post in a prepaid letter addressed to that Party's address before mentioned or such other address as may be notified by that Party in accordance with this clause.

5.2  FURTHER ASSURANCES

     Each of the Parties agrees that upon receipt of a request by the other Party, it will promptly do such further acts and deeds and will execute, acknowledge and deliver everything reasonably necessary for the purpose of, or to give full effect to, this Agreement and the transactions contemplated by this Agreement and must procure all relevant third parties, so far as each Party is able, to do the same as may be necessary from time to time.

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5.3  STAMP DUTY

     Tech Pacific shall pay all stamp duty which may be payable on or in connection with this Agreement and the transactions contemplated by this Agreement.

5.4  BENEFIT OF THIS AGREEMENT

     This Agreement will inure to the benefit of, and be binding on, the Parties, their respective heirs, executors, administrators, successors and permitted assigns.

5.5  AMENDMENT

     This Agreement may be amended only by an instrument in writing signed by all of the Parties.

5.6  COUNTERPARTS

     This Agreement may be executed in any number of counterparts and all such counterparts taken together will be deemed to constitute one and the same document.

5.7  GOVERNING LAW AND JURISDICTION

     This Agreement shall be governed by and construed in accordance with the laws in force in the State of New South Wales and the Parties submit to the non-exclusive jurisdiction of the Courts of that State.

5.8  NON-MERGER

     The Warranties, representations and agreements of the Parties set out in this Agreement are continuing and will not merge or be extinguished on Completion and will survive after Completion.

5.9  ENTIRE AGREEMENT

     This Agreement, sets forth the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior understandings, correspondence, agreements, representations, oral or otherwise.

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EXECUTED as an Agreement

SIGNED for and on behalf of         )
WAVETECH INTERNATIONAL,             )
INC. by its duly authorized officer )
in the presence of:                 )    /s/ Gerald I. Quinn
                                         ------------------------------------
                                         Signature of Duly Authorized Officer

/s/ Richard P. Freeman                   Gerald I. Quinn
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Signature of Witness                     Name of Duly Authorized Officer

Richard P. Freeman
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Name of Witness

SIGNED for and on behalf of         )
TECH PACIFIC HOLDINGS               )
PTY LIMITED by its duly             )
authorized officer in the presence  )
of:                                 )    /s/ Terry Cuthbertson
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                                         Signature of Duly Authorized Officer

/s/ Gary David Mares                     Terry Cuthbertson
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Signature of Witness                     Name of Duly Authorized Officer

Gary David Mares
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Name of Witness

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